UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2016
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TRINET GROUP, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-36373	95-3359658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 San Leandro Blvd., Suite 400 San Leandro, CA		94577
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 352-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 15, 2016, TriNet Group, Inc. (the “Company”) issued a press release announcing that, despite extensive efforts, it was unable to file its Annual Report on Form 10-K for the year ended December 31, 2015 with the Securities and Exchange Commission prior to the extended filing date of March 15, 2016.

As is routine practice under the New York Stock Exchange rules when a listed company does not make a timely filing with the SEC, the NYSE notified the Company on March 16, 2016 that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual due to the delay in filing the Company’s Form 10-K.

In accordance with NYSE rules, the Company has contacted the NYSE to discuss the status of the Form 10-K and issued a press release on March 15, 2016 pertaining to the late filing (included as Exhibit 99.1 to this report).

The Company continues to work diligently to finalize the assessment of internal controls over financial reporting and to complete the audit of its financial statements as of and for the year ended December 31, 2015, and obtain the related attestation and audit opinion from its auditors.  The Company currently expects to finalize its financial results and file its Form 10-K with the SEC as soon as practicable.

The NYSE notice provides that under NYSE rules, the Company has six months from the Form 10-K due date to file its Form 10-K with the SEC. The Company may regain compliance with the NYSE listing standards at any time prior to such date by filing the Form 10-K with the SEC.  The NYSE notice also reserves the right of the NYSE to commence delisting proceedings at any time if the circumstances warrant.

Forward-Looking Statements

This report contains forward-looking statements regarding the filing of the Company’s Form 10-K.  These statements are based on management’s expectations as of the date hereof and are subject to uncertainties, risks and changes in circumstances that are difficult to predict.  Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release “TriNet Announces Delay to Annual Report on Form 10-K”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 17, 2016		TriNet Group, Inc.
		By:	/s/ Brady Mickelsen
Brady Mickelsen
Senior Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release “TriNet Announces Delay to Annual Report on Form 10-K”